                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                SCOPE INDUSTRIES
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 John J. Crowley
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------

---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                                SCOPE INDUSTRIES

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 24, 1995

                            ------------------------

To the Shareholders of
Scope Industries:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Scope Industries will be held on Tuesday, October 24, 1995, at 2:00 o'clock P.M., California time, at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, for the following purposes:

          1. To elect a board of five directors to serve for the ensuing year and until their successors have been elected and qualified. The nominees for election to the board are Richard L. Fruin, Jr., Meyer Luskin, William
     H. Mannon, Franklin Redlich, and Paul D. Saltman, Ph.D.

          2. To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

     Only holders of shares of record on the books of the Corporation at the close of business on August 31, 1995 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. The transfer books will not be closed.

     A Proxy Statement and a proxy in card form are enclosed with this Notice. All shareholders are requested to attend the Annual Meeting. However, whether or not you plan to attend in person, you are requested to fill in, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope to which no postage need be affixed if it is mailed in the United States. The giving of such proxy will not affect your right to vote in person if you attend the Annual Meeting.

                                         By Order of the Board of Directors,

                                              ELEANOR R. SMITH
                                                 Secretary

Santa Monica, California
September 12, 1995

                                SCOPE INDUSTRIES
       233 WILSHIRE BOULEVARD, SUITE 310, SANTA MONICA, CALIFORNIA 90401
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 24, 1995

                            ------------------------

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scope Industries (the "Corporation") for use at the Annual Meeting of its shareholders to be held at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, on Tuesday, October 24, 1995 at 2:00 o'clock P.M., California time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of said Annual Meeting.

                          INFORMATION CONCERNING PROXY

     The persons named as proxies were selected by the Board of Directors. The shares represented by the proxies will be voted at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. Solicitation by the Board of Directors will be by mail. In addition to solicitation by mail, certain officers and agents of the Corporation may solicit proxies by telephone, telegraph and personal interview (the cost of which will be nominal). It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to beneficial owners and to obtain authorizations for the execution of proxies. They will be reimbursed by the Corporation for their out-of-pocket expenses incurred in connection therewith.

     The only matter of business which the Corporation's management intends to present at the Annual Meeting is the election of five directors to serve for the ensuing year and until their successors are elected and qualified.

     Shareholders who execute proxies may revoke them at any time before they are voted. Revocation may be effected by filing with the Secretary of the Corporation either an instrument revoking the proxy or a proxy bearing a later date, duly executed by the shareholder, or by written notice to the Corporation of the death or incapacity of the shareholder who executed the proxy. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the Annual Meeting and elects to vote in person.

     An Annual Report with certified financial statements for the fiscal year ended June 30, 1995 accompanied by a letter from the President to the shareholders, is included herewith. Such report and letter are not incorporated in, and are not a part of, this Proxy Statement and do not constitute proxy-soliciting material. The Corporation intends to mail this Proxy Statement and accompanying material on or about September 12, 1995.

              INFORMATION CONCERNING THE CORPORATION'S SECURITIES

     Shares of common stock (hereinafter sometimes called "shares") are the only voting securities of the Corporation. There were issued and outstanding at July 31, 1995 a total of 1,244,865 shares, all of which may be voted at the Annual Meeting. Only holders of shares of record on the books of the Corporation at the close of business on August 31, 1995 will be entitled to vote at the Annual Meeting.

     In the election of directors, shareholders are entitled to cumulate their votes for candidates whose names have been placed in nomination prior to the voting, if a shareholder has given notice at the Annual Meeting prior to the voting of his or her intention to cumulate votes. If votes for directors are to be cumulated, each share has the number of votes equal to the number of directors to be elected, which votes may be cast for one candidate or distributed among two or more candidates. On all matters other than election of directors, each share has one vote.

     The proxies solicited by the Corporation's Board of Directors will be voted for the election of the nominees named below and votes will be cumulated, if applicable, in such manner as the proxy holders may determine in their discretion unless, and to the extent, authority to do so is withheld in the enclosed proxy. If for any reason, one or more of the nominees should be unable to serve or refuse to serve as director (an event which the Board of Directors does not anticipate), the persons named in the enclosed proxy will vote for another candidate or candidates nominated by the Corporation's Board of Directors, and discretionary authority to do so is included in the proxy.

     The following table presents the beneficial ownership of the Corporation's shares by each beneficial owner of more than 5% of the Corporation's shares on July 31, 1995. Except as indicated below, there is no person known to the Corporation who owns beneficially 5% or more of the Corporation's shares.

                                                                               PERCENT OF
                     NAME OF                       AMOUNT AND NATURE          OUTSTANDING
               BENEFICIAL OWNER(1)               OF BENEFICIAL OWNER(2)       COMMON STOCK
               -------------------               -----------------------      ------------
    Meyer Luskin                                     601,050 shares(3)            48.2%
    Paul D. Saltman, Ph.D.                            71,000 shares                5.7%
    Robert Henigson                                   70,000 shares                5.6%
      P.O. Box 345
      Deer Harbor, WA 98243

---------------

(1) The address of each person named in the table (except Robert Henigson) is c/o Scope Industries, 233 Wilshire Blvd., Ste. 310, Santa Monica, California 90401.

(2) The named beneficial owners have sole voting and investment power with respect to the listed shares, except as otherwise indicated in the footnotes below.

(3) Includes 2,250 currently unissued shares, subject to options, which shares Mr. Luskin has a right to acquire within 60 days. Mr. Luskin holds the shares jointly with his wife as co-trustees of a family trust.

     The following table presents the beneficial ownership of the Corporation's shares by each director and each executive officer named in the Summary Compensation Table and all directors and executive officers as a group on July 31, 1995.

                                                                               PERCENT OF
                     NAME OF                       AMOUNT AND NATURE          OUTSTANDING
               BENEFICIAL OWNER(1)               OF BENEFICIAL OWNER(2)       COMMON STOCK
               -------------------               ----------------------       ------------
    Meyer Luskin                                     601,050 shares(3)            48.2%
    Paul D. Saltman, Ph.D.                            71,000 shares                5.7%
    Richard L. Fruin, Jr.                              6,530 shares                0.5%
    Franklin Redlich                                   1,200 shares                0.1%
    William H. Mannon                                 14,264 shares                1.1%
    F. Duane Turney                                        0 shares                0.0%
    John J. Crowley                                    3,200 shares(3)             0.3%
    All Directors and Executive Officers
      as a group (8 persons)                         707,726 shares(4)            56.6%

---------------

(1) The address of each person named in the table is c/o Scope Industries, 233 Wilshire Blvd., Suite 310, Santa Monica, California 90401, except Richard L. Fruin, Jr. whose address is 700 So. Flower St., Suite 3000, Los Angeles, California 90017.

(2) The named beneficial owners have sole voting and investment power with respect to the listed shares, except as otherwise indicated in the footnotes below.

(3) Includes 2,250 and 1,500 currently unissued shares, subject to options, which Messrs Luskin, and Crowley, respectively, have a right to acquire within 60 days. Mr. Luskin holds his shares jointly with his wife as co-trustees of a family trust.

(4) Includes 5,250 currently unissued shares, subject to options, which certain executive officers have a right to acquire within 60 days.

              ELECTION OF DIRECTORS AND INFORMATION AS TO NOMINEES

     Each of the five incumbent directors who comprise the Board has been elected to serve until the next succeeding Annual Meeting of Shareholders and the election and qualification of his successor. The term of office of each present director of the Corporation expires October 24, 1995, which is the date of the Annual Meeting. Five directors of the Corporation will be elected at the Meeting. The nominees of the Board of Directors for election at the Meeting as directors of the Corporation and certain information concerning such nominees follows. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE CORPORATION.

     RICHARD L. FRUIN, JR., a director of the Corporation since May 1994, is a partner in the law firm of Arter & Hadden (the Corporation's counsel with respect to certain matters) and has been an attorney with that firm or its predecessor since 1965. Mr. Fruin received his Bachelor of Arts degree from the University of Pennsylvania and his Juris Doctorate degree from the University of California at Berkeley. He is 56 years old.

     Member: Audit Committee; Stock Option Committee

     MEYER LUSKIN, the Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation since 1961, has been a director of the Corporation since November 1958. Mr. Luskin received a Bachelor of Arts degree from University of California at Los Angeles and a Master of Business Administration degree from Stanford University. Mr. Luskin is responsible primarily for the formation of overall corporate policy and operations of the Corporation's main business groups and has been an employee of the Corporation since 1961. Mr. Luskin is a director of Opto Sensors, Inc. and of Stamet, Inc. He is 69 years old.

     Member: Retirement Savings Plan Committee; Retirement Profit Sharing Plan Committee

     WILLIAM H. MANNON, a director of the Corporation since September 1966, served as Vice President and Secretary of the Corporation from 1966 until his retirement in August 1986. Since his retirement, Mr. Mannon has served as a consultant to the Corporation. He was previously a director of the Corporation from May 1953 until May 1958 and again from September 1962 until November 1965. Mr. Mannon holds a Bachelor of Arts degree from Stanford University in Mineral Sciences. He is 74 years old.

     Member: Audit Committee

     FRANKLIN REDLICH, a director of the Corporation since September 1968, was the President of Holiday Stores, a retail dealer in hardware from 1956 until his retirement in 1993. Mr. Redlich received his Bachelor of Arts and Master of Business Administration degrees from Stanford University. He is 68 years old.

     Member: Audit Committee; Stock Option Committee

     PAUL D. SALTMAN, PH.D., a director of the Corporation since September 1969, has been professor of biology at the University of California at San Diego since 1972. Dr. Saltman holds Bachelor of Science and Doctorate degrees from the California Institute of Technology. He is 67 years old.

     Member: Stock Option Committee

     It is intended that proxies given to the persons named in the accompanying proxy will be voted for the election of the nominees above named unless directed otherwise. In voting the proxies for election of directors, the persons named in the proxies have the right to cumulate the votes for directors covered by said proxies (unless otherwise instructed) on the principle described above under the caption "Information Concerning the Corporation's Securities" and may do so if such action is deemed desirable.

     The term of office for which each of the persons above named as a nominee will expire on October 22, 1996, provided that, if for any reason an election of directors is not held on October 22, 1996, the directors who are elected at the Annual Meeting on October 24, 1995 will continue to serve until their respective successors have been elected and qualified.

     All of the nominees for the office of director are currently directors of the Corporation. Each of the directors was elected to his present term of office by vote of the shareholders of the Corporation at the Annual Meeting of Shareholders held November 22, 1994.

     Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the date of the Annual Meeting or any adjournment thereof any nominee declines or is unable to serve, the proxies will be voted for such other person for director as the Board of Directors may select or, if no person is so selected, as the persons named in the proxies may, in their discretion, select.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL NOMINEES TO BE MEMBERS OF THE BOARD OF DIRECTORS.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                                        ANNUAL         COMPENSATION
                                                     COMPENSATION         AWARDS
                                     FISCAL YEAR   -----------------     OPTIONS/      ALL OTHER
                                        ENDED       SALARY    BONUS        SARS       COMPENSATION
         NAME AND POSITION            JUNE 30,       ($)       ($)         (#)           ($)(1)
         -----------------           -----------   --------   ------   ------------   ------------
Meyer Luskin                             1995      $438,839   $    0       3,000        $ 58,938
  Chairman, President and                1994       427,000        0           0          42,640
  Chief Executive Officer                1993       421,646        0           0          42,120
F. Duane Turney                          1995       125,000        0           0               0
  President of subsidiary                1994       125,000        0           0               0
  (Scope Beauty Enterprises, Inc.)       1993       123,954    5,000           0               0
John J. Crowley                          1995       118,369        0       3,000          20,736
  Vice President-Finance and             1994       111,671        0           0          11,195
  Chief Financial Officer                1993       109,324        0           0          10,945

---------------

(1) "All Other Compensation" includes the Corporation's 100% matching contributions to the Retirement Savings Plan for Officers and Executives and contributions to the Retirement Profit Sharing Plan.

     No other executive officer of the Corporation received salary and bonus of more than $100,000 during Fiscal 1995.

FISCAL 1995 OPTION GRANTS

                                                                                                POTENTIAL
                                                                                           REALIZABLE VALUE AT
                                                                                             ASSUMED ANNUAL
                      NUMBER OF        PERCENT OF TOTAL                                      RATES OF STOCK
                      SECURITIES         OPTIONS/SARS                                      PRICE APPRECIATION
                      UNDERLYING          GRANTED TO        EXERCISE OR                      FOR OPTION TERM
                     OPTIONS/SARS        EMPLOYEES IN       BASE PRICE      EXPIRATION     -------------------
       NAME         GRANTED (#)(1)       FISCAL YEAR         ($/SH)(2)       DATE(3)        5%($)      10%($)
       ----         --------------     ----------------     -----------     ----------     -------     -------
Meyer Luskin             3,000                33.3%           $ 27.91         09/29/99     $13,420     $38,863
F. Duane Turney              0                   0             N/A             N/A           N/A         N/A
John J. Crowley          3,000                33.3%             25.37         09/29/99      21,032      46,475

---------------

(1) Options to purchase shares become exercisable on a cumulative basis at 25% each year, commencing with the second year.

(2) Options were granted at the fair market value of such shares on the date options were granted, except those options granted to Mr. Luskin who owns shares of the Corporation representing more than 10% of its total voting power and whose options were granted at 110% of the fair market value of such shares on the date options were granted.

(3) Options granted in the fiscal year expire five years after the date of the grant.

FISCAL YEAR 1995 AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

     No options were exercised during Fiscal 1995 by any of the executive officers identified in the Summary Compensation Table. No Stock Appreciation Rights (SARs) are held by any of the named executive officers.

                                          NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                               OPTIONS AT               IN-THE-MONEY OPTIONS
                                             FISCAL YEAR END            AT FISCAL YEAR END(1)
                                       ---------------------------   ---------------------------
                                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            NAME                           (#)            (#)            ($)            ($)
            ----                       -----------   -------------   -----------   -------------
    Meyer Luskin                           2,250          3,750          $ 0            $ 0
    F. Duane Turney                            0              0            0              0
    John J. Crowley                        1,500          3,500            0              0

---------------

(1) Market value of the underlying securities at fiscal year-end minus the exercise price of "in-the-money" options. Amounts reported reflect the fact that at the end of fiscal 1995 none of the options held by the named individuals were "in-the-money".

                          CERTAIN RELATED TRANSACTIONS

     On April 24, 1990, the Corporation loaned Opto Sensors, Inc. $2,500,000. Meyer Luskin, an officer and director of the Corporation, is also a director of Opto Sensors, Inc. Under the terms of the Promissory Note, Opto Sensors is to pay the Corporation interest at the rate of 1 1/2% over the prime rate established by Bank of America. The principal was originally due and payable 5 years from the date of the note. In January 1995 the maturity date of the principal was extended to 7 years from the date of the note which is April 23, 1997. Interest is payable quarterly. On July 31, 1995, $5,017 in interest had accrued. As a condition of the loan, the Corporation received warrants to purchase 1,250,000 shares of preferred stock of Opto Sensors. The warrants expire on the later of April 23, 1997 or 30 days after repayment of the Note.

     During the fiscal year ended June 30, 1995, the Corporation paid fees to Arter & Hadden, in the approximate amount of $200,000 for legal services rendered. Richard L. Fruin, Jr., a director of the Corporation, is a partner of Arter & Hadden.

     William H. Mannon, who is a director of the Corporation, has acted as consultant to the Corporation since his retirement in 1986 and has been compensated for his services at the rate of $1,000 per month. The Corporation expects to continue to consult with Mr. Mannon in the near future. On April 10, 1995 Mr. Mannon sold 4,000 shares of the Corporation's common stock to the Corporation for a purchase price of $23.75 per share, the market price on that date, or a total of $95,000.

     Paul D. Saltman, who is a director of the Corporation, sold 4,000 shares of the Corporation's common stock to the Corporation on June 6, 1995 for a purchase price of $23.75 per share, the market price on that date, or a total of $95,000.

                            DIRECTORS' COMPENSATION

     From July 1, 1994 through June 30, 1995, each outside director of the Corporation received a fee of $1,250 for each of the meetings attended.

                       MEETINGS OF THE BOARD OF DIRECTORS
                          AND FUNCTIONS OF COMMITTEES

     During the fiscal year July 1, 1994 through June 30, 1995, the Board of Directors of the Corporation held four regular meetings. Mr. Luskin, Mr. Redlich, and Mr. Mannon attended all the meetings. No person attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of committee meetings held by the committee on which he served.

     The committees of the Board of Directors are the Audit Committee, the Retirement Savings Plan Committee, the Retirement Profit Sharing Plan Committee and the Stock Option Committee. In addition to Mr. Luskin, Mr. Crowley and Ms. Eleanor Smith serve on both the Retirement Savings Plan Committee and the Retirement Profit Sharing Plan Committee. Messrs. Fruin, Redlich and Mannon currently serve on the Audit Committee. Messrs. Fruin, Redlich and Saltman currently serve on the Stock Option Committee. All of the committees met once formally during the last fiscal year, although the members of each committee confer informally from time to time.

     The Audit Committee confers formally with the Corporation's independent auditor once annually, as well as with the members of the Corporation's management and those performing internal accounting functions, to inquire as to the manner in which the respective responsibilities of these groups and individuals are being discharged. Reports of the Audit Committee's findings are made to the Board of Directors. The Audit Committee makes recommendations to the Board of Directors with respect to the scope of the audit conducted by the independent auditors of the Corporation and the related fees, the accounting principles being applied by the Corporation in financial reporting, the scope of internal financial accounting procedures and the adequacy of internal controls.

     The Retirement Savings Plan, Retirement Profit Sharing Plan and Stock Option Committees monitor the respective plans. Their functions include an overview of proper compliance with the requirements of the respective plans and periodic reports to the Board of Directors.

     The Corporation has no standing Nominating Committee or Compensation Committee at the present time. Nominations for the Board of Directors are made and considered by the Board of Directors as a whole. Compensation policies are also considered and established by the Board of Directors acting as a whole.

                         COMPLIANCE WITH SECTION 16(A)

     Paul D. Saltman, a director of the Corporation, was delinquent in filing Form 4 required by Section 16(a) for reporting the sale of 4,000 shares of the Corporation's stock to the Corporation. The Corporation is not aware of any other officer, director or beneficial owner of more than 10% of the Corporation's common stock who failed to file on a timely basis any reports required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, during the fiscal year ended June 30, 1995.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as the Corporation's independent auditors since April 1988. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     While management has no reason to believe that any other business will be presented, if any other matters should properly come before the Annual Meeting, the proxies will be voted as to such matters in accordance with the best judgment of the proxy holders.

                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1996 Annual Meeting and included in the Corporation's proxy materials relating to such meeting must be received not later than May 15, 1996. Such proposals must be addressed to the Secretary of the Corporation.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS ADDRESS APPEARING AT THE TOP OF THE FIRST PAGE OF THIS PROXY STATEMENT, A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                         By Order of the Board of Directors,

                                              ELEANOR R. SMITH
                                                 Secretary

Santa Monica, California
September 12, 1995

      LOGO
                                SCOPE INDUSTRIES                           PROXY

      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of SCOPE INDUSTRIES (the "Corporation") hereby constitutes and appoints MEYER LUSKIN, ELEANOR R. SMITH and JOHN J. CROWLEY, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, for and in the name of the undersigned to vote all shares of stock of the Corporation which the undersigned may be entitled to vote at the Annual Meeting of the shareholders of the Corporation to be held at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, at the hour of 2:00 o'clock P.M., California time, on Tuesday, October 24, 1995 or at any adjournment thereof as follows. A vote FOR the following proposal is recommended by the Board of Directors.

    (1) ELECTION OF DIRECTORS          FOR all nominees listed below (except     WITHHOLD AUTHORITY
                                       as marked to the contrary below) / /      to vote for all nominees listed
                                                                                 below / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

 Richard L. Fruin, Jr., Meyer Luskin, William H. Mannon, Franklin Redlich, Paul
                               D. Saltman, Ph.D.

    (2) In their discretion on such matters as may properly come before the meeting or any adjournment thereof.

  CONTINUED ON THE OTHER SIDE. PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN
                                   PROMPTLY.

                          (CONTINUED FROM OTHER SIDE)

    Any proxy heretofore given with respect to the shares covered by this proxy is hereby revoked. A majority of said proxies present and acting at the meeting (or if only one shall be present and acting, then that one) shall have and may exercise all of the powers of all said proxies hereunder. THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE ELECTION AS A DIRECTOR OF EACH NOMINEE NAMED ABOVE (AND VOTES WILL BE CUMULATED, IF APPLICABLE, IN SUCH MANNER AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION) AND AS THE PROXY HOLDERS DETERMINE IN THEIR DISCRETION AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. Receipt of the accompanying proxy statement is hereby acknowledged by the undersigned shareholder.

                                                       The giving of this proxy
                                                       does not affect the right
                                                       of the undersigned
                                                       shareholder to vote in
                                                       person should such
                                                       shareholder attend the
                                                       meeting. This proxy may
                                                       be revoked at any time
                                                       before it is voted.
                                                       Dated this     day
                                                       of                   1995

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                          (Signature if held
                                                               jointly)

                                                         (Your name should be
                                                        signed as it appears on
                                                               the left)

          PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.